UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 12, 2007

CHINA SUN GROUP HIGH-TECH CO.

(Exact name of registrant as specified in its charter)

Delaware	333-118259	54-2142880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 HUTAN STREET, ZHONGSHAN DISTRICT
DALIAN, P. R. CHINA
(Address of principal executive offices)

N/A
(Zip Code)

(86411) 8289-7752
Registrant’s telephone number, including area code

CAPITAL RESOURCE FUNDING CORP.
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

     On September 6, 2007, the Registrant issued a press release relating to its annual financial results for the fiscal year ended May 31, 2007. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 8.01.     Other Events.

     On September 6, 2007, the Registrant issued a press release relating to its name change from Capital Resource Funding Corp. to China Sun Group High-Tech Co. and the trading symbol change in connection with the name change. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits

(a)      Financial statements of business acquired:

 Not applicable.

         (b)      Pro forma financial information:

          Not applicable.

(c)      Exhibits :

99.1: Press Release dated September 6, 2007 relating to the annual financial results for the fiscal year ended May 31, 2007.

99.2: Press Release dated September 6, 2007 relating to the name and trading symbol change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2007

CHINA SUN GROUP HIGH-TECH CO.

By:	/s/ Bin Wang
Name: Bin Wang Title: President, Chief Executive Officer and Chairman